United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 27, 2006

Date of Report

REFLECT SCIENTIFIC, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-31377	87-0642556
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1270 South 1380 West

Orem, Utah 84058

(Address of Principal Executive Offices)

(801) 226-4100

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits.

  (a) Financial Statements of Businesses acquired.

CRYOMASTOR, INC.

 (A DEVELOPMENT STAGE COMPANY)

 FINANCIAL STATEMENTS

March 31, 2006 and December 31, 2005

CRYOMASTOR, INC.

 (A DEVELOPMENT STAGE COMPANY)

Balance Sheets

ASSETS

	March 31, 2006	December 31, 2005
CURRENT ASSETS	(Unaudited)
Cash	$66,664	$4,807
Prepaid expense	10,000	-
Total current assets	76,664	4,807

FIXED ASSETS, NET (Note 3)	168,116	70,726

OTHER ASSETS
Patents, net (Note 4)	8,931	9,085

TOTAL ASSETS	$253,711	$84,618

The accompanying notes are an integral part of these financial statements.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Balance Sheets (continued)

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

	March 31, 2006	December 31, 2005
CURRENT LIABILITIES	(Unaudited)
Accounts payable	$10,184	$10,214
Accrued liabilities	78,451	76,034
Notes payable	503,765	302,671
Total current Liabilities	592,400	388,919

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Common stock; $0.001 par value, authorized 10,000,000 shares; 10,000,000 shares issued and outstanding	10,000	10,000
Stock receivable (Note 5)	-	(4,900)
Deficit accumulated during the development stage	(348,689)	(309,401)
Total Shareholders' Equity (Deficit)	(338,689)	(304,301
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$253,711	$84,618

The accompanying notes are an integral part of these financial statements.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Statements of Operations

	For the Three Months ended March 31, 2006	From Inception Of the Development Stage on October 25, 2005 through March 31, 2006
	(Unaudited)
REVENUES	$-	$-

OPERATING EXPENSES
General and administrative	39,288	51,589
OPERATING LOSS	(39,288)	(51,589)

OTHER EXPENSE
Loss on purchase of patent	-	(297,100)

NET LOSS	$(39,288)	$(348,689)
Loss per share	$(0.00)
Weighted average number of shares outstanding	10,000,000

The accompanying notes are an integral part of these financial statements.

CRYOMASTOR, INC.

 (A DEVELOPMENT STAGE COMPANY)

Statements of Cash Flows

(Unaudited)

	For the Three Months ended March 31, 2006	From Inception Of the Development Stage on October 25, 2005 through March 31, 2006
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(39,288)	$(348,689)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation expense	9,010	12,085
Amortization of patent	154	308
Loss on purchase of patent	-	297,100
Changes in operating assets and liabilities:
Increase in prepaid expenses	(10,000)	(10,000)
Increase in accounts payable and accrued liabilities	2,387	88,635
Net Cash Provided (Used) by Operating Activities	(37,737)	39,439

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(106,400)	(180,201)
Purchase of patent	-	(306,339)
Net Cash Used by Investing Activities	(106,400)	(486,540)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of notes payable	201,094	503,765
Receipt of stock subscription	4,900	4,900
Capital contribution	-	5,100
Net Cash Provided by Financing Activities	205,994	513,765

NET INCREASE IN CASH	61,857	66,664

CASH AT BEGINNING OF PERIOD	4,807	-
CASH AT END OF PERIOD	$66,664	$66,664

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Cash Paid For:
Interest		$-
Income taxes		$-

The accompanying notes are an integral part of these financial statements.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 1 - BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared by the Company pursuant to accounting principles generally accepted in the United States of America. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations.  The information furnished in the interim condensed consolidated financial statements include normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements.  Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed consolidated financial statements be read in conjunction with the Company’s most recent audited financial statements and notes thereto included in its December 31, 2005 financial statements.  Operating results for the three months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006.

NOTE 2 - ORGANIZATION AND DESCRIPTION OF BUSINESS

The Company was formed on October 25, 2005 and incorporated in the state of California.  The Company is involved in the design and manufacture of ultra low temperature (ULT) cooling systems. The Cryomastor brand is a newly invented, liquid nitrogen cooled storage system that provides temperature versatility, temperature uniformity and eliminates many of the problems associated with current ULT systems.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

b.  Revenue Recognition

The Company recognizes revenues as required by Staff Accounting Bulletin No. 101 “Revenue Recognition in Financial Statements”.  Revenue is only recognized on product sales once the product has been shipped to the customers (FOB Origin), and all other obligations have been met.   The Company had no income for the quarter ended March 31, 2006 and the year ended December 31, 2005.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

c.  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the  financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h. Newly Issued Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004) (SFAS 123 (R)) “Share-based payment”. SFAS 123 (R) will require compensation costs related to share-based payment transactions to be recognized in the financial statements. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be re-measured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. FASB 123 (R) replaces FASB 123, Accounting for Stock-Based Compensation and supersedes APB option No. 25, Accounting for Stock Issued to Employees. This guidance is effective as of the first interim or annual reporting period after December 15, 2005 for Small Business filers.

In November 2004, the FASB issued SFAS No. 151 (SFAS 151), “Inventory Costs”. SFAS 151 amends ARB No. 43, Chapter 4. This statement clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 is the result of a broader effort by the FASB and the IASB to improve financial reporting by eliminating certain narrow differences between their existing accounting standards. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of SFAS 151 did not have a material impact on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions," which is effective for years beginning after June 15, 2005.  The adoption of this new accounting standard had no material effect on the Company’s  financial statements.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h. Newly Issued Accounting Pronouncements (Continued)

In December 2004, the FASB issued SFAS No. 153 (SFAS 153) “Exchange of Non-monetary assets”. This statement was a result of a joint effort by the FASB and the IASB to improve financial reporting by eliminating certain narrow differences between their existing accounting standards. One such difference was the exception from fair value measurement in APB Opinion No. 29, Accounting for Non-Monetary Transactions, for non-monetary exchanges of similar productive assets. SFAS 153 replaces this exception with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  This statement is effective for non-monetary assets exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material effect on the Company’s financial position or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections," which replaces APB Opinion No. 20 "Accounting Changes," and FASB Statement No. 3 "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. We do not believe that adoption of SFAS 154 will have a material impact on our financial statements.

The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company’s financial statement presentation.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 4 - FIXED ASSETS

Fixed assets are stated at cost.  Expenditure for minor repairs, maintenance, and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred.  All major additions and improvements are capitalized.  Depreciation is computed using the straight-line method.  The lives over which the fixed assets are depreciated range from 5 to 7 years.  Fixed assets and related depreciation for the period are as follows:

	March 31, 2006	December 31, 2005
Machinery and equipment	$180,201	$73,801
Accumulated depreciation	(12,085)	(3,075)
Total Fixed Assets	$168,116	$70,726

Depreciation expense for the quarter ended March 31, 2006 was $9,010.

NOTE 5 - PATENTS

The patent is stated at lower of cost or market and is being amortized over 15 years as follows:

	March 31, 2006	December 31, 2005
Patent	$9,239	$9,239
Accumulated amortization	(308)	(154)
Total Fixed Assets	$8,931	$9,085

Amortization expense for the quarter ended March 31, 2006 was $154.

NOTE 6 – RELATED PARTY TRANSACTIONS

Related party transactions at March 31, 2006 and December 31, 2005 represent amounts owed to a shareholder of the Company of $303,765 and $302,671, respectively.  The shareholder also owed the Company $0 and $4,900 as of March 31, 2006 and December 31, 2005.

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to year-end, the shareholders of Cryomaster, Inc. voted upon, and approved a merger agreement by and among Reflect Scientific, Inc. (“Reflect”) and Cryomaster, Inc. (a development stage company) (Cryomaster).  The merger agreement provided for the merger of Cryomaster with and into Reflect.  As a result of which, Reflect became the surviving entity and assumed all of Cryomaster’s

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 7 - SUBSEQUENT EVENTS (Continued)

assets and liabilities.  As a result of the merger, the shareholders of the Company were issued 3,000,000 shares of Reflect’s common stock that are restricted securities, as well as paid $700,000.  Cryomaster was also advanced $300,000 to be utilized for its operations.  An employment agreement will be executed and the Cryomaster’s shareholders will receive 2.5 % of the gross annual revenue earned by Reflect.

An unaudited pro forma balance sheet as of March 31, 2006, and a pro forma income statement for the quarter ended March 31, 2006, for the combined (post merger) entity, is presented below:

	Cryomastor As of March 31, 2006	Reflect As of March 31, 2006	Combined Historical Cryomastor & Reflect	Pro Forma Adjustments	Pro Forma Combined Cryomastor & Reflect March 31, 2006
ASSETS
Current Assets:
Cash	$66,664	$616,096	$682,760	$(66,041)	$616,719	(1)
Notes receivable	-	200,000	200,000	(200,000)	-	(1)
Receivables	-	318,707	318,707	-	318,707
Inventory	-	318,208	318,208	-	318,208
Prepaid assets	10,000	4,363	14,363	-	14,363
Total Current Assets	76,664	1,457,374	1,534,038	(266,041)	1,267,997
Fixed Assets, (net)	168,116	20,126	188,242	-	188,242
Other Assets:
Deposits	-	5,350	5,350	-	5,350
Intangibles (net)	9,085	-	9,085	4,450,000	-	(2)
	-	-	-	(51,363)	4,407,722	(2)
Total Other Assets	9,085	5,350	14,435	4,398,637	4,413,072
TOTAL ASSETS	$253,865	$1,482,850	$1,736,715	$4,132,596	$5,869,311

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 7 - SUBSEQUENT EVENT (Continued

	Cryomastor As of March 31, 2006	Reflect As of March 31, 2006	Combined Historical Cryomastor & Reflect	Pro Forma Adjustments	Pro Forma Combined Cryomastor & Reflect March 31, 2006
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$10,184	$157,073	$167,257	$(61,677)	$105,580	(1)
Accrued liabilities	78,451	11,000	89,451	-	89,451
Income taxes payable	-	27,037	27,037	-	27,037
Total Current Liabilities	88,635	195,110	283,745	(61,677)	222,068
Non-current liabilities:
Deferred income taxes	-	32,644	32,644	-	32,644
Notes payable	200,000	-	200,000	(200,000)		(1)
Notes payable	303,765	-	303,765	396,235	700,000	(2)
Total non-current Liabilities	503,765	32,644	536,409	196,235	732,644
Total Liabilities	$592,400	$227,754	$820,154	$134,558	$954,712

	Cryomastor As of March 31, 2006	Reflect As of March 31, 2006	Combined Historical Cryomastor & Reflect	Pro Forma Adjustments	Pro Forma Combined Cryomastor & Reflect March 31, 2006
Stockholders' Equity:
Preferred Stock	-	100	100	-	100
Common stock	10,000	259,300	269,300	30,000	-	(2)
	-	-	-	(10,000)	289,300	(2)
Additional Paid-in capital	-	826,337	826,337	3,720,000	4,546,337	(2)
Accumulated deficit during the Development Stage	(309,401)	-	(306,401)	309,401	-	(2)
Retained earnings	-	169,359	169,359	-	169,359
Retained earnings	(39,134)	-	-	(51,363)	(90,497)	(3)
Total Stockholders' Equity	(338,535)	1,482,850	916,561	3,998,038	4,914,599

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$253,865	$1,145,723	$1,736,715	$4,132,596	$5,869,311

	Cryomastor As of March 31, 2006	Reflect as of March 31, 2006	Combined Historical Cyromastor & Reflect	Pro Forma Adjustment	Pro Forma Combined Cryomastor & Reflect March 31, 2006
Sales	$-	$630,904	$630,904	$-		$630,904
Cost of Sales	-	375,990	375,990	-		375,990
Salaries and wages	-	111,149	111,149	-		111,149
Payroll Taxes	-	10,835	10,835	-		10,835
Rent expense	-	17,263	17,263	-		17,263
General & Administrative	39,134	87,601	126,735	51,363	(3)	178,098
Income (loss) from operations	(39,134)	28,066	(11,068)	(51,363)		(62,431)

Other income (expense)
Interest expense	-	(25)	(25)	-		(25)
Total other income (expense)	-	(25)	(25)	-		(25)
Income tax expense	-	(3,781)	(3,781)	-		(3,781)
Net Income (loss)	$(39,134)	$24,260	$(14,874)	$(51,363)		$(66,237)
Basic loss per share	(0.00)	(0.00)	(0.00)	-		(0.00)
Weighted average shares Outstanding	1,808,219	25,541,780	27,349,999	-		27,349,999

Description of Adjustments and Other Notes

(1) Netting of receivable/payable between entities of $200,000

(2)  To record the acquisition of Cryomaster as of the beginning of the period.

(3)  To record 3 months of amortization on the patents.

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 7 - SUBSEQUENT EVENTS (continued)

An unaudited pro forma balance sheet as of December 31, 2005, and a pro forma income statement for the year ended December 31, 2005, for the combined (post merger) entity, is presented below:

	Cryomastor As of December 31, 2005	Reflect as of December 31, 2005	Combined Historical Cyromastor & Reflect	Pro Forma Adjustment	Pro Forma Combined Cryomastor & Reflect December 31, 2005
ASSETS

Current Assets:
Cash	$4,807	$492,102	$496,909	$-		$496,909
Receivables		317,274	317,274	-		317,274
Inventory	-	305,684	305,684	-		305,684
Prepaid assets	-	4,363	4,363	-		4,363
Total Current Assets	4,807	1,119,423	1,124,230	-		1,124,230

Fixed assets, (net)	70,726	20,950	91,676	-		91,676

Other Assets:
Deposits	-	5,350	5,350	-		5,350
Intangibles (net)	9,085	-	9,085	4,849,378	(1)	-
	-	-	-	(205,452)	(2)	4,653,011
Total Other Assets	9,085	5,350	14,435	4,643,926		4,658,361
TOTAL ASSETS	$89,518	$1,145,723	$1,235,241	$4,643,926		$5,874,267

14

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 7 - SUBSEQUENT EVENT (Continued)

	Cryomastor As of December 31, 2005	Reflect as of December 31, 2005	Combined Historical Cyromastor & Reflect	Pro Forma Adjustment	Pro Forma Combined Cryomastor & Reflect December 31, 2005
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$10,214	$176,644	$186,858	$-		$186,858
Accrued liabilities	76,034	2,343	78,377	-		78,377
Income taxes payable	-	23,077	23,077	-		23,077
Total Current Liabilities	86,248	202,069	288,312	-		288,312

Non-current liabilities:
Deferred income taxes	-	32,823	32,823	-		32,823
Notes payable	302,671	-	302,671	1,000,000	(1)	1,302,671
Total non-current liabilities	302,671	32,823	335,494	1,000,000		1,335,494
Total Liabilities	388,919	234,892	623,806	1,000,000		1,623,806
Stockholders' Equity:
Preferred stock	-	100	100	-		100
Common Stock	10,000	255,300	255,300	30,000	(1)	-
	-	-	-	(10,000)	(1)	285,300
Stock subscription receivable	(4,900)	-	(4,900)	-		(4,900)
Additional Paid-in Capital	-	1,210,337	1,220,337	3,720,000	(1)	-
	-	-	-	(299,401)	(1)	4,630,936
Accumulated deficit during the Development Stage	(309,401)	-	(309,401)	309,401	(1)	-
Retained earnings	-	(554,901)	(554,901)	99,378	(1)	-
Retained earnings	-	-	-	(205,452)	(2)	(660,975)
Total Stockholders' Equity	(299,401)	910,836	611,435	3,643,926		4,250,461
TOTAL LIABILTIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$89,518	$1,145,723	$1,235,241	$4,849,378		$5,874,267

14

CRYOMASTOR, INC.

(A DEVELOPMENT STAGE COMPANY)

Notes to the Financial Statements

March 31, 2006 and December 31, 2005

NOTE 7 - SUBSEQUENT EVENT (Continued)

	Cryomastor As of December 31, 2005	Reflect as of December 31, 2005	Combined Historical Cyromastor & Reflect	Pro Forma Adjustment	Pro Forma Combined Cryomastor & Reflect December 31, 2005
Sales	$-	$2,241,069	$2,241,069	$-		$2,241,069
Cost of Sales	-	1,323,883	1,323,883	-		1,323,883
Salaries and wages	-	362,935	362,935	-		362,935
Payroll Taxes	-	29,795	29,495	-		29,495
Rent expense	-	79,587	79,587	-		79,587
General & Administrative	12,301	380,845	393,146	205,452	(2)	598,598
Income (loss) from operations	(12,301)	64,324	52,023	(205,452)		(153,429)

Other income (expense)
Interest expense	-	(9,261)	(9,261)	-		(9,261)
Loss on purchase of patent	(297,100)	-	(297,100)	-		(297,100)
Total other income (expense)	297,100	(9,261)	(306,361)	-		(306,361)
Income tax expense	-	(16,900)	(16,900)	-		(16,900)
Net Income (loss)	$(309,401)	$38,163	$(271,238)	$(205,452)		$(476,690)
Basic loss per share	(.17)	(0.00)	(0.00)	-		(0.01)
Weighted average shares Outstanding	1,808,219	24,441,014	24,441,014	-		26,249,233

Description of Adjustments and Other Notes

(1) To eliminate the accumulated deficit during the development stage of Cryomaster and the paid in capital of Reflect as of the date of the merger and record the issuance of the 3,000,000 shares of Reflect’s common stock.

(2) To record 12 months of amortization for patent purchased by Reflect as a result of the merger.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

REFLECT SCIENTIFIC, INC.

Date:	05/15/2007	By:	/s/ Kim Boyce
Kim Boyce
President and Director